Exhibit 24


          THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Jerry D. Carlisle and Frederick J. Plaeger, II, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering the interests of participants in The LL&E Savings Plan (the "Savings Plan"), shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued pursuant to the Savings Plan, the interests of participants in the Company's 1988 Long-Term Stock Incentive Plan (the "Incentive Plan"), and shares of Capital Stock to be issued pursuant to the Incentive Plan, and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of September, 1994.



                                   /s/ Richard A. Bachmann
                                       Richard A. Bachmann

          THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Richard A. Bachmann and Frederick J. Plaeger, II, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering the interests of participants in The LL&E Savings Plan (the "Savings Plan"), shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued pursuant to the Savings Plan, the interests of participants in the Company's 1988 Long-Term Stock Incentive Plan (the "Incentive Plan"), and shares of Capital Stock to be issued pursuant to the Incentive Plan, and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of September, 1994.



                                   /s/ Jerry D. Carlisle
                                       Jerry D. Carlisle

          THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering the interests of participants in The LL&E Savings Plan (the "Savings Plan"), shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued pursuant to the Savings Plan, the interests of participants in the Company's 1988 Long-Term Stock Incentive Plan (the "Incentive Plan"), and shares of Capital Stock to be issued pursuant to the Incentive Plan, and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of September, 1994.



                                   /s/ H. L. Steward
                                       H. L. Steward

          THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering the interests of participants in The LL&E Savings Plan (the "Savings Plan"), shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued pursuant to the Savings Plan, the interests of participants in the Company's 1988 Long-Term Stock Incentive Plan (the "Incentive Plan"), and shares of Capital Stock to be issued pursuant to the Incentive Plan, and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of September, 1994.



                                   /s/ Leland C. Adams
                                       Leland C. Adams

          THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering the interests of participants in The LL&E Savings Plan (the "Savings Plan"), shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued pursuant to the Savings Plan, the interests of participants in the Company's 1988 Long-Term Stock Incentive Plan (the "Incentive Plan"), and shares of Capital Stock to be issued pursuant to the Incentive Plan, and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of September, 1994.



                                   /s/ John F. Greene
                                       John F. Greene

          THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering the interests of participants in The LL&E Savings Plan (the "Savings Plan"), shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued pursuant to the Savings Plan, the interests of participants in the Company's 1988 Long-Term Stock Incentive Plan (the "Incentive Plan"), and shares of Capital Stock to be issued pursuant to the Incentive Plan, and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of September, 1994.



                                   /s/ Eamon M. Kelly
                                       Eamon M. Kelly

          THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering the interests of participants in The LL&E Savings Plan (the "Savings Plan"), shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued pursuant to the Savings Plan, the interests of participants in the Company's 1988 Long-Term Stock Incentive Plan (the "Incentive Plan"), and shares of Capital Stock to be issued pursuant to the Incentive Plan, and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of September, 1994.



                                   /s/ Kenneth W. Orce
                                       Kenneth W. Orce

          THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering the interests of participants in The LL&E Savings Plan (the "Savings Plan"), shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued pursuant to the Savings Plan, the interests of participants in the Company's 1988 Long-Term Stock Incentive Plan (the "Incentive Plan"), and shares of Capital Stock to be issued pursuant to the Incentive Plan, and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of September, 1994.



                                   /s/ Victor A. Rice
                                       Victor A. Rice

          THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering the interests of participants in The LL&E Savings Plan (the "Savings Plan"), shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued pursuant to the Savings Plan, the interests of participants in the Company's 1988 Long-Term Stock Incentive Plan (the "Incentive Plan"), and shares of Capital Stock to be issued pursuant to the Incentive Plan, and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of September, 1994.



                                   /s/ Orin R. Smith
                                       Orin R. Smith

          THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering the interests of participants in The LL&E Savings Plan (the "Savings Plan"), shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued pursuant to the Savings Plan, the interests of participants in the Company's 1988 Long-Term Stock Incentive Plan (the "Incentive Plan"), and shares of Capital Stock to be issued pursuant to the Incentive Plan, and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of September, 1994.



                                   /s/ Arthur R. Taylor
                                       Arthur R. Taylor

          THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering the interests of participants in The LL&E Savings Plan (the "Savings Plan"), shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued pursuant to the Savings Plan, the interests of participants in the Company's 1988 Long-Term Stock Incentive Plan (the "Incentive Plan"), and shares of Capital Stock to be issued pursuant to the Incentive Plan, and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of October, 1994.



                                   /s/ W.R. Timken, Jr.
                                       W.R. Timken, Jr.

          THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Jerry D. Carlisle, Federick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering the interests of participants in The LL&E Savings Plan (the "Savings Plan"), shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued pursuant to the Savings Plan, the interests of participants in the Company's 1988 Long-Term Stock Incentive Plan (the "Incentive Plan"), and shares of Capital Stock to be issued pursuant to the Incentive Plan, and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of September, 1994.



                                   /s/ Carlisle A.H. Trost
                                       Carlisle A.H. Trost

          THE LOUISIANA LAND AND EXPLORATION COMPANY


                       Power of Attorney


          The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering the interests of participants in The LL&E Savings Plan (the "Savings Plan"), shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued pursuant to the Savings Plan, the interests of participants in the Company's 1988 Long-Term Stock Incentive Plan (the "Incentive Plan"), and shares of Capital Stock to be issued pursuant to the Incentive Plan, and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of September, 1994.



                                   /s/ E.L. Williamson
                                       E.L. Williamson